SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

NTL Incorporated

(Exact name of registrant as specified in its charter)

Delaware	File No. 000-22616	52-1822078
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, New York 10022
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:        (212) 906-8440

Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

Exhibits

     99.1 Press Release, dated November 12, 2003.

     99.2 Presentation, dated November 12, 2003.

Item 12. Results of Operations and Financial Conditions.

On November 12, 2003, NTL Incorporated issued a press release announcing results for the quarter ended September 30, 2003 and made a presentation regarding such results. A copy of the press release is attached as Exhibit 99.1 hereto and a copy of the presentation is attached as Exhibit 99.2 hereto. The attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTL INCORPORATED

Dated: November 12, 2003	By:	/s/ Scott Schubert

		Name:	Scott Schubert
		Title:	Chief Financial Officer